[Front cover]

[COVER GRAPHIC OF MAN & WOMAN SITTING]

[MFS Logo]

MFS(R) Municipal Income Trust

Annual Report
for Year Ended
October 31, 1997

Dear Shareholders:

During the 12 months ended October 31, 1997, the Trust provided a total return of 6.60% at net asset value (including the reinvestment of distributions), while the market price of its shares traded on the New York Stock Exchange provided a total return of 3.90%. During the same period, the Lehman Brothers Municipal Bond Index (the Lehman Index) provided a total return of 8.49%. It is important to note that the Lehman Index represents an unmanaged index of investment-grade municipal bonds rated "Baa" or higher by Standard & Poor's, while the Trust primarily invests in lower-quality municipal issues rated "Baa" or below or which are unrated.

These lower-rated securities have high coupon rates relative to the market and generally are less price sensitive in a volatile interest-rate environment; hence, they provide less price fluctuation during these periods (although investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions).

Economic Environment
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Bond Markets
The U.S. government bond market has benefited from the deflationary events in Southeast Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

Portfolio Performance and Strategy
The Trust's portfolio structure is consistent with its investment objective of providing a high level of current tax-exempt income through generally lower-rated or unrated securities. Based on our interest-rate outlook for 1998, we believe capital appreciation of the Trust's net asset value over the next six months is likely to be minimal and that dividend income could make up a significant component of its total return. However, the Trust's monthly distribution has come under pressure during the past year, decreasing from $0.055 per share to the current $0.050 per share. This reduction was made necessary by a restructuring of a portion of the Trust's assets, increased seasonal bond call activity, and a falling interest-rate environment, all of which resulted in reduced tax-exempt income.

The second half of each calendar year is typically the busiest as far as high-yield issuance is concerned. Despite this seasonal trend, spreads between "Aaa"- and "Baa"-rated bonds remain at extremely narrow levels. This has limited our ability to enhance the current tax-exempt yield of the portfolio at a reasonable risk/reward return. We continue to find opportunities in the housing bond sector, both in the single- and multi-family arenas. Addition-ally, the corporate-backed bonds held in the portfolio, such as those issued by airline and manufacturing facilities, have performed very well. Whenever possible, we have taken advantage of the high prices being paid for these securities and used those opportunities to upgrade the portfolio's credit quality.

Our efforts remain focused on research and preservation of high current tax-exempt income. We continue to monitor our holdings closely and to seek out new investment opportunities. Diversification of credit risk and of factors that might affect liquidity remain important components of the Trust's overall strategy.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,

/s/ Keith Brodkin
----------------------
A. Keith Brodkin
Chairman and President


/s/ Cynthia M. Brown
--------------------
Cynthia M. Brown
Portfolio Manager

November 14, 1997
                            ----------------------
Note to Shareholders: Effective December 3, 1997, Michael Roberge succeeds Ms. Brown as Portfolio Manager of the Trust. Mr. Roberge joined MFS in 1996 as a credit analyst in the Municipal Fixed Income Department. He is a graduate of Bemidji State University in Minnesota and received a Masters in Business Administration degree from Hofstra University in New York. Mr. Roberge is a Vice President of MFS and is also Portfolio Manager of MFS(R) Municipal
High Income Fund. He is a member of the Boston Municipal Analysts Forum and the National Federation of Municipal Analysts.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended October 31, 1997)

Net Asset Value Per Share
October 31, 1996                 $8.58
October 31, 1997                 $8.51
New York Stock Exchange Price
October 31, 1996                 $9.375
July 16, 1997 (high)*            $9.938
October 28, 1997 (low)*          $9.000
October 31, 1997                 $9.063


-------------------------------------------------------------------------------
Federal Income Tax Information
on Distributions
(For the year ended October 31, 1997)

Exempt-Interest Dividend
For federal income tax purposes, approximately 99.65% of the total dividends paid by the Trust from net investment income during the year ended October 31, 1997, is designated as an exempt-interest dividend.

Tax Form Summary
In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.
-------------------------------------------------------------------------------


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of October 31, 1997, our records indicate that there are 6,755 registered shareholders and approximately 16,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.


If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MFM.


Results of Shareholder Meeting
At the annual meeting of shareholders of MFS(R) Municipal Income Trust, which was held on October 17, 1997, the following actions were taken:

Item 1. The election of J. Atwood Ives, Lawrence T. Perera, Arnold D. Scott, and Jeffrey L. Shames as Trustees of the Trust.


                               Number of Shares
      Nominee              For          Withhold Authority
-------------------- ---------------    ------------------
J. Atwood Ives       32,044,149.7017         727,576.5181
Lawrence T. Perera   32,021,159.5372         750,566.6826
Arnold D. Scott      32,232,064.3654         539,661.8544
Jeffrey L. Shames    32,068,451.3205         703,274.8993

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Peter G. Harwood, William J. Poorvu, Charles W. Schmidt, Elaine R. Smith and David B. Stone.


Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1998.


            Number of Shares
            -----------------
For         32,097,197.4461
Against        179,071.2771
Abstain        495,457.4966

Investment Objective and Policy

The investment objective of the Trust is to provide high current income exempt from federal income taxes.

The Trust seeks to achieve its objective by investing primarily in medium- and lower-quality municipal bonds and notes. The Trust may also enter into futures contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- October 31, 1997
Municipal Bonds -- 97.3%


                        Principal Amount
Issuer                   (000 Omitted)    Value

General Obligation -- 1.9%
Chicago, IL, FGIC, 5.125s,
 2025 ..................... $ 2,000   $1,913,960
Jefferson County, OH,
 7.125s, 2019 .............   1,000    1,080,240
Markham, IL, 9s, 2012 .....   1,285    1,304,275
New York City, NY, 6.125s,
  2025 ....................   2,000    2,076,680
                                      ----------
                                      $6,375,155
                                      ----------
State and Local
  Appropriation -- 0.5%
Riverside County, CA,
  Asset Leasing Corp.,
  Leashold Rev.
  (Riverside County
  Hospital), MBIA 0s,
  2026 ...............      $ 8,595   $1,777,876
                                      ----------
Refunded and Special
  Obligations -- 20.4%
Arapahoe County, CO,
  Capital Improvement
  (Highway Rev.), 0s,
  2015 ...................  $ 1,000   $   339,340
Arapahoe County, CO, Water
  Sanitation District,
  9.25s, 1998 ............    1,700     1,809,888
Arapahoe County, CO, Water
  Sanitation District,
  9.25s, 2013  ...........      300       319,392
Clermont County, OH,
  Hospital Facilities Rev.
  (Mercy Health Systems),
  AMBAC, MVRICs, 9.512s,
  2021[dbldag][dbldag] ...      500       603,240
Colorado Health Facilities
  Authority, Retirement
  Facilities Rev. (Liberty
  Heights), 0s, 2024 .....   10,000     2,300,600
Desert Hospital District,
  CA, Hospital Rev. (Desert
  Hospital Corp.), 8.824s,
  2020[dbldag][dbldag] ...    1,500     1,816,560
Grand Junction, CO
  (Lincoln Park
  Osteopathic Hospital),
  10.5s, 2017  ...........    1,250     1,307,612
Hannibal, MO, Industrial
  Development Authority
  (Hannibal Regional
  Healthcare), 9.5s, 2022+    1,500     1,844,895
Illinois Development
  Finance Authority,
  Retirement Housing
  Rev. (Regency Park),
  ETM, 0s, 2025 ..........   26,000     5,660,720
Maine Health & Higher
  Education Facilities
  Authority (d'Youville
  Pavillion), 10s, 1997       7,490     7,746,607
Maine Health & Higher
  Education Facilities
  Authority (St. Mary's
  General Hospital),
  8.625s, 1999  ..........    1,000     1,090,320


                        Principal Amount
Issuer                   (000 Omitted)    Value

Refunded and Special Obligations -- continued
Massachusetts Health &
  Education Facilities
  Authority (Fairview
  Extended Care
  Facility), 10.25s, 2021   $ 1,500   $ 1,799,925
Massachusetts Industrial
  Finance Agency, Tunnel
  Rev. (Mass. Turnpike),
  9s, 2020  ...............   3,760     4,315,202
Mississippi Hospital
  Equipment & Facilities
  Authority Rev. (Rush
  Medical Foundation),
  8.75s, 2001  ............   1,000     1,149,000
New Lenox, IL, Community
  Park Development
  Authority, 8.25s, 2004      2,000     2,454,660
Prince William County, VA,
  Industrial Development
  Authority, Residential
  Care Facility (Westminster
  at Lake Ridge), 10s, 2022   1,500     1,840,710
Russellville, AR, Industrial
  Development Rev. (Charles
  Meyers), 10s, 1999 ......   4,985     5,547,507
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev.,
  0s, 2006 ................   2,300     1,574,649
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev.,
  0s, 2011 ................    6,600    3,394,314
Telluride, CO, Gondola
  Transit Co.,
  Real Estate Transfer,
  11.5s, 2012 .............    2,475    3,965,742
Texas Turnpike Authority
  (Houston Ship Channel
  Bridge), 12.625s, 2002 ..   10,565   14,358,258
Washington Public Power
  Supply System Rev.
  (Nuclear Project #1),
  14.375s, 2001 ...........    1,460    1,776,163
                                      -----------
                                      $67,015,304
                                      -----------
Airport and Port Revenue -- 5.0%
Atlanta, GA, Special
  Purpose Facilities
  Rev. (Delta Airlines),
  7.9s, 2018  ............. $ 2,100   $ 2,256,681
Cleveland, OH, Airport
  Special Facilities Rev.
  (Continental Airlines),
  9s, 2019 ................   3,150     3,443,926
Denver, CO, City & County
  Airport Rev., 8.75s, 2023     400       471,104
Denver, CO, City & County
  Airport Rev., 8.75s,
  2023 ....................   1,100     1,290,575
Hillsborough County, FL,
  Aviation Authority Rev.
  (USAir), 8.6s, 2022 .....     650       739,245

                        Principal Amount
Issuer                   (000 Omitted)    Value

Airport and Port Revenue -- continued
Kenton County, KY, Airport
  Board Special Facilities
  (Delta Airlines),
  7.5s, 2020  ............. $ 1,000   $ 1,107,260
Tulsa, OK, Municipal
  Airport Trust
  Rev. (American
  Airlines), 7.375s,
  2020  ...................   3,400     3,705,898
Tulsa, OK, Municipal
  Airport Trust
  Rev. (American
  Airlines), 7.6s, 2030 ...   3,000     3,312,810
                                      -----------
                                      $16,327,499
                                      -----------
Electric and Gas Utility
  Revenue -- 4.2%
Midland, MI, Environmental
  Development Authority,
  Pollution Control Rev.
  (Midland Cogeneration),
  9.5s, 2009 ..............  $1,500   $ 1,672,620
Ohio Water Development,
  Pollution Control Rev.
  (Cleveland Electric),
  8s, 2023 ................   2,500     2,827,350
Pima County, AZ,
  Industrial Development
  Authority (Tucson
  Electric Power Co.),
  6s, 2029  ...............   3,000     3,026,610
Pittsylvania County, VA,
  Industrial Development
  Authority Rev., 7.5s,
  2014  ...................   2,000     2,182,400
Southern California Public
  Power Authority,
  Transmission Project
  Rev., RIBS, 7.812s,
  2012[dbldag][dbldag]        3,650     4,085,226
                                      -----------
                                      $13,794,206
                                      -----------
Health Care Revenue -- 22.5%
Arkansas Development
  Finance Authority,
  Economic Development Rev.
  (Southwest Homes), 10.8s,
  2018  ...................  $1,400   $ 1,448,356
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced Living
  Technology), 7.25s, 2001      205       201,523
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced Living
  Technology), 7.75s, 2006      300       290,847
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced Living
  Technology), 8.125s, 2016   1,085     1,036,533
Bell County, TX, Health
  Facilities Development
  Corp. (Advanced
  Living Technology),
  8.5s, 2026   ..........     2,405     2,286,410


                        Principal Amount
Issuer                   (000 Omitted)    Value

Health Care Revenue -- continued
Bell County, TX, Health
  Facilities Development
  Corp. (Kings Daughters
  Hospital), 9.25s, 2008 ..  $  735   $   796,020
Booneville, MO, Health
  Facilities Rev.
  (Gericare, Inc.),
  11s, 2017 ...............   1,900     1,958,748
Boston, MA, Industrial
  Development Finance
  Authority Rev. (Stonehedge
  Convalescent Center),
  10.75s, 2011 ............     735       779,541
Brevard County, FL, Health
  Facilities Authority
  Rev. (Friendly Village),
  9.25s, 2012 .............   2,320     2,374,566
Broward County, FL,
  Industrial Development
  Authority (Beverly
  Enterprises, Inc.),
  9.8s, 2010 ..............   2,345     2,598,049
Cambria County, PA,
  Industrial Development
  Authority (Beverly
  Enterprises), 10s, 2012 .     720       935,798
Chester County, PA,
  Industrial Development
  Authority (RHA/PA
  Nursing Home), 10.125s,
  2019  ...................     967       937,990
Connecticut Health &
  Educational Facilities
  (Johnson Evergreen),
  8.5s, 2014  .............     650       708,598
Daphne, AL, Special Care
  Facilities Financing
  Authority (Westminster
  Village), 8.25s, 2026+ ..     500       455,585
District of Columbia,
  Hospital Rev. (Hospital
  for Sick Children),
  8.875s, 2021   ..........     480       525,730
Fairfax, Fauquier &
  Loudoun Counties, VA,
  Health Center
  Commission, Nursing Home
  Rev., 9s, 2020 .........    1,870     2,020,329
Gadsden County, FL, Industrial
  Development Authority (RHA/
  FLA Properties), 10.45s,
  2018 ....................   2,520     2,601,598
Greenville County, SC,
  Hospital Facility Rev.
  (Chestnut Hill),
  10.375s, 2016  ..........   2,845     2,884,119
Hobbs County, NM, Health
  Facilities Rev. (Nemecal
  Associates), 9.625s, 2014     895       943,070
Lee County, FL, Industrial
  Development Authority
  (Beverly Enterprises),
  10s, 2010 ...............   1,930     2,158,184
Louisiana Public
  Facilities Authority
  (Chateau Riviere Home
  for the Aged), 10.25s,
  2016 ....................   3,295     3,380,933

                        Principal Amount
Issuer                   (000 Omitted)    Value

Health Care Revenue -- continued
Louisiana Public
  Facilities Authority
  (Southwest Medical
  Center), 11s, 2006   ....  $3,913   $ 1,183,186
Massachusetts Industrial
  Finance Agency (Martha's
  Vineyard Long-Term Care
  Facility), 9.25s,
  2022**[dbldag] ..........   1,700       646,000
Massachusetts Industrial
  Finance Agency
  (Needham/Hamilton
  House), 11s, 2010 .......     800       832,080
Millbrae, CA, Residential
  Facility (Magnolia Of
  Millbrae Project),
  7.375s, 2027   ..........   1,000       999,400
Monongalia County, WV,
  Health Facilities Rev.
  Beverly Enterprises, Inc.),
  10s, 2007 ...............   1,035     1,119,808
Montgomery County, PA,
  Higher Education & Health
  Authority Rev. (AHF/
  Montgomery), 10.5s, 2020    2,460     2,622,950
New Jersey Economic
  Development Authority
  (Courthouse Convalescent
  Center), 8.7s, 2014  ....     650       691,509
New Jersey Economic
  Development Authority
  (Geriatric & Medical
  Services), 9.625s, 2004 .     175       195,230
New Jersey Economic
  Development Authority
  (Geriatric & Medical
  Services), 9.625s, 2022       675       746,969
New Jersey Economic
  Development Authority
  (Greenwood Health Care),
  9.75s, 2011 .............   1,395     1,478,198
New Jersey Economic
  Development Authority
  (Wanaque Convalescent
  Center), 8.6s, 2011  ....   1,000     1,053,240
New Jersey Health Care
  Facilities Financing
  Authority (Cherry Hill),
  8s, 2027 ................   1,000     1,040,480
North Carolina Medical
  Care Commission, Hospital
  Rev. (Valdese General ),
  8.75s, 2016 .............   1,400     1,588,440
Okaloosa County, FL,
  Retirement Rental
  Housing Rev. (Beverly
  Enterprises), 10.75s, 2003  1,230     1,286,900


                        Principal Amount
Issuer                   (000 Omitted)    Value

Health Care Revenue -- continued
Orange County, FL,
  Industrial Development
  Rev. (Friendly
  Village), 9.25s, 2012 ...  $1,805   $ 1,846,750
Osceola County, FL,
  Industrial Development
  Rev. (Community
  Provider Pooled Loan),
  7.75s, 2017  ............   1,300     1,363,791
Philadelphia, PA,
  Industrial Development
  Authority (Care
  Pavilion), 10.25s, 2018     2,340     2,342,059
Philadelphia, PA,
  Industrial Development
  Authority (Philadelphia),
  10.25s, 2018 ..........     1,930     1,932,779
Reedley, CA,
  Certificates of
  Participation (Mennonite
  Home), 7.5s, 2026  .....    3,000     3,078,840
Rochester, MN,  Health Care
  Facilities Rev. (Mayo
  Medical Foundation),
  7.96s, 2021[sec] .......    1,000     1,046,490
San Francisco, CA, City &
  County (Coventry Park),
  8.5s, 2026 .............    2,000     2,141,940
Santa Fe, NM, Industrial
  Development Rev. (Casa
  Real Nursing Home),
  9.75s, 2013 ............    1,145     1,236,016
Seminole County, FL,
  Industrial Development
  Authority (Friendly
  Village), 10s, 2011  ...    1,695     1,741,951
St. Charles County, MO,
  Industrial Development
  Authority (Garden View
  Care Center),
  10s, 2016 ..............    2,255     2,280,030
St. Petersburg, FL,
  Health Facilities
  Rev. (Swanholm Nursing),
  10s, 2022  .............      770       878,801
Suffolk County, NY,
  Industrial Development
  Agency (APPLE),
  9.75s, 2015 ............    1,325     1,126,250
Washington County, FL,
  Industrial Development
  Authority (Washington
  County), 10s, 2016 .....    1,090     1,090,447
Waterford Township, MI,
  Economic Development
  Rev. (Canterbury
  Health Care),
  8.375s, 2023 ...........    1,500     1,500,000
Westside Habilitation
  Center, Cheneyville, LA,
  8.375s, 2013 ...........    2,500     2,607,450
Wilkinsburg, PA,
  Municipal Authority
  Health (Monroeville
  Christian), 8.25s, 2027     1,000     1,024,660
                                      -----------
                                      $74,045,171
                                      -----------

                        Principal Amount
Issuer                   (000 Omitted)    Value

Industrial Revenue
  (Corporate Guarantee) -- 15.7%
Courtland, AL, Industrial
  Development Board, Solid
  Waste Disposal Rev.
  (Champion International
  Corp.), 6.375s, 2029  ..   $2,000   $ 2,099,160
Dayton, OH, Special
  Facilities Rev. (Emery
  Air Freight), 12.5s, 2009   1,000     1,087,660
Eastern Band of Cherokee
  Indian Community, NC
  (Carolina Mirror Co.),
  10.25s, 2009+  .........    6,410     6,439,165
Eastern Band of Cherokee
  Indian Community, NC
  (Carolina Mirror Co.),
  11s, 2012+  ............      650       652,919
Hardeman County, TN
  (Correctional Facilities
  Corp.), 7.75s, 2017 ....    2,220     2,446,040
Hernando County, FL,
  Water Sewer Rev.
  (Florida Crushed Stone),
  8.5s, 2014   ...........    3,600     4,135,140
Hodge Village, LA,
  Utilities Rev. (Stone
  Container), 9s, 2010 ...    7,585     8,237,007
Indiana Development
  Finance Authority Rev.
  (Inland Steel),
  5.75s, 2011 ............    1,000     1,009,960
Lawrenceburg, TN,
  Industrial Development
  Board (Tridon, Inc.),
  9.875s, 2006  ..........    1,400     1,494,836
Mesa County, CO (Joy
  Technologies), 8.5s,
  2006 ...................      650       737,334
Navajo County, AZ,
  Industrial Development
  Authority (Stone
  Container Corp.),
  7.2s, 2027 .............      880       961,083
New Hampshire Business
  Authority, Sewer & Solid
  Waste Disposal (Crown Paper),
  7.875s, 2026  ..........    1,550     1,763,032
New Jersey Economic
  Development Authority
  (Holt Hauling & Warehousing),
  8.4s, 2015 ...........      1,000     1,074,870
New Jersey Economic
  Development Authority
 (Holt Hauling & Warehousing),
  8.6s, 2017   .........      1,000     1,078,240
Ohio Solid Waste Rev.
  (Republic Engineered Steels),
  8.25s, 2014 ............    3,000     3,048,780
Ohio Solid Waste Rev.
  (Republic Engineered Steels),
  9s, 2021 ...............    3,000     3,203,520



                        Principal Amount
Issuer                   (000 Omitted)    Value

Industrial Revenue
  (Corporate Guarantee) -- continued
Philadelphia, PA,
  Industrial Development
  Authority Rev.,
  7.75s, 2017 .............. $3,255   $ 3,558,529
Port of New Orleans, LA,
  8.25s, 2004   ............    900     1,016,235
Port of New Orleans, LA
  (Avondale Industries),
  8.5s, 2014 ...............  1,650     1,894,778
Riverdale, IL,
  Enviromental Improvement
  Rev. (Acme Metals),
  7.9s, 2024  ..............  1,000     1,118,750
St. Augustine, FL,
  Airport Authority
  (Grumman Repair Facility),
  11s, 2004  ...............  2,575     2,660,747
Walton, GA,
  Industrial Development Rev.
  (Ultima Rubber Products),
  10s, 2010 ................  1,700     1,855,278
                                      -----------
                                      $51,573,063
                                      -----------
Insured Health
  Care Revenue -- 1.1%
Bexar County, TX, Health
  Facilities Development
  (Baptist Health Systems),
  MBIA, 5.25s, 2027 ........ $1,000   $   970,770
North Central, TX,
  Health Facilities
  Development Corp.
  (Presbyterian Hospital),
  MBIA, 9.345s,
  2021[dbldag][dbldag] .....  1,500     1,785,090
Salt Lake City, UT,
  Hospital Rev.
  (Intermountain Health Care),
  AMBAC, 9.287s,
  2020[dbldag][dbldag] .....    650       765,128
                                      -----------
                                      $ 3,520,988
                                      -----------
Multi-Family Housing
  Revenue -- 4.6%
Austin, TX, Housing Finance
  Corp., Multi-Family Housing
  Rev. (Woodland Heights
  Apartments), 10s, 2027 ... $1,000   $ 1,017,500
Colorado Housing Finance
  Authority, FHA, 9s, 2025 .    865       874,117
Dade County, FL, Housing
  Finance Agency, Multi-
  Family Housing (Blackstone),
  8.375s, 2002+ ............  5,467     5,636,235
Dade County, FL, Housing
  Finance Agency, Multi-
  Family Housing
  (Silverblue), 8.375s,
  2002+ ....................  3,888     4,008,207
Dallas, TX, Housing Finance
  Corp., 8.5s, 2011  .......  1,270     1,371,702
Eaglebend, CO, Affordable
  Housing Corp., Multi-Family
  Rev., 6.4s, 2017[sec] ....  1,000     1,002,280

                        Principal Amount
Issuer                   (000 Omitted)    Value

Multi-Family Housing Revenue -- continued
Florida Multi-Family
  Housing Finance Agency Rev.,
  8.5s, 2018  ............  $ 1,150   $ 1,184,304
Memphis, TN, Health,
  Education & Housing
  Facilities Board (Wesley
  Highland Terrace),
  12.75s, 2015**   .......      100        85,000
                                      -----------
                                      $15,179,345
                                      -----------
Sales and Excise Tax
  Revenue -- 0.6%
Chicago, IL,
  Tax Increment Rev.
  (Ryan Garfield),
  10.125s, 2007 ..........  $ 1,600   $ 1,648,816
Denver, CO,
  Urban Renewal Authority,
  Tax Increment Rev.
  (Downtown Denver),
  8.5s, 2013 .............      465       473,351
                                      -----------
                                      $ 2,122,167
                                      -----------
Single Family Housing
  Revenue -- 8.1%
Bexar County, TX,
  Housing Finance Corp.,
  Single Family Housing Rev.,
  0s, 2015 ...............  $26,300   $ 3,930,272
Cook County, IL, Single
  Family Housing Rev.,
  0s, 2015 ...............      930       133,985
Corpus Christi, TX,
  Housing Finance Corp.,
  MBIA, 0s, 2011 .........    3,000       787,320
Dallas, TX, Housing
  Finance Corp., Single
  Family Mortgage Rev.,
  MBIA, 0s, 2016 .........   13,890     1,874,178
Denver, CO, City & County
  Single Family Mortgage
  Rev., 0s, 2015 .........    2,905       374,571
Duval County, FL, Housing
  Finance Authority,
  0s, 2015 ...............   21,890     2,993,895
Florida Housing Finance
  Agency Rev. (South Lake
  Apartments), 0s, 2012 ..       70        15,468
Georgia Housing & Finance
  Authority Rev., FHA,
  0s, 2031 ...............   17,705     1,523,515
Harris County, TX,
  Housing Finance Corp.,
  9.625s, 2003 ...........      870       873,549
Harris County, TX,
  Housing Finance Corp.,
  9.875s, 2014 ...........      555       557,259
Jackson County, MO,
  0s, 2016 ...............    2,985       366,558
Nebraska Investment
  Finance Authority,
  Single Family Mortgage
  Rev., 0s, 2015 .........   37,275     6,704,654
Nebraska Investment
  Finance Authority,
  Single Family Housing
  Rev., 6.25s, 2021 ......    2,000     2,100,560


                        Principal Amount
Issuer                   (000 Omitted)    Value

Single Family Housing Revenue -- continued
Nevada Housing Division,
  Single Family Mortgage Rev.,
  0s, 2015 ...............  $   754   $   129,053
Ohio Housing Finance
  Agency, Single Family
  Mortgage Rev., GNMA,
  RIBS, 9.627s,
  2031[dbldag][dbldag] ...      850       961,750
Reno County, KS,
  Single Family
  Mortgage Rev., AMBAC,
  0s, 2014  ..............    2,575       382,928
Saline County, KS, 0s, 2014     975       150,891
South Dakota Housing
  Development Authority,
  Homeownership Mortgage,
  5.8s, 2028  ............    1,830     1,845,281
Utah Housing Finance
  Agency, Residential Mortgage
  Rev., 9s, 2019  ........       25        27,139
Wisconsin Housing &
  Economic Development Authority,
  Home Ownership Rev.,
  RIBS, 9.855s,
  2022[dbldag][dbldag] ...      855       950,127
                                      -----------
                                      $26,682,953
                                      -----------
Solid Waste Revenue -- 0.7%
Charleston County, SC,
  Resource Recovery Rev.
  (Foster Wheeler),
  9.25s, 2010 ............  $ 1,750   $ 1,815,048
Pennsylvania Economic
  Development Finance
  Authority, Recycling Rev.
  (Ponderosa Fibres Project),
  9.25s, 2022 ............    1,000       660,000
                                      -----------
                                      $ 2,475,048
                                      -----------
Student Loan Revenue -- 0.7%
Arizona Student Loan
  Acquisition Authority,
  "C", 7.625s, 2010 ......  $   750   $   840,780
Pennsylvania Higher
  Education Assistance Agency,
  AMBAC, 8.138s,
  2022[dbldag][dbldag] ...    1,300     1,377,467
                                      -----------
                                      $ 2,218,247
                                      -----------
Turnpike Revenue -- 4.2%
Foothill/Eastern
  Transportation Corridor
  Agency, CA,
  Toll Road Rev.,
  0s, 2030 ...............  $25,950   $ 4,133,835
Massachusetts Turnpike
  Authority, Capital
  Appreciation, "C",
  MBIA, 0s, 2022 .........   10,000     2,774,200
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev.,
  0s, 2019 ...............   10,000     3,226,700

                        Principal Amount
Issuer                   (000 Omitted)    Value

Turnpike Revenue -- continued
San Joaquin Hills, CA,
  Transportation Corridor
  Agency, Toll Road Rev.,
  MBIA, 5.25s, 2030 ......  $ 1,500   $ 1,466,070
Telluride, CO, Gondola
  Transit Co., 11.5s, 2012      425       512,559
Telluride, CO, Gondola
  Transit Co., 9s, 2016 ..      995     1,112,400
West Virginia Parkways,
  Economic Development &
  Tourism Authority, FGIC,
  RIBS, 7.452s,
  2019[dbldag][dbldag] ...      600       634,836
                                     ------------
                                     $ 13,860,600
                                     ------------
Universities -- 1.5%
Islip, NY,
  Community Development
  Agency Rev. (New York
  Institute of Technology),
  7.5s, 2026 .............  $ 2,500   $ 2,681,225
Massachusetts Industrial
  Finance Agency
  (Emerson College),
  8.9s, 2018 .............    2,000     2,213,860
                                     ------------
                                     $  4,895,085
                                     ------------
Water and Sewer Utility
  Revenue -- 1.8%
Detroit, MI,
  Sewage Disposal Rev.,
  FGIC, 7.516s,
  2023[dbldag][dbldag] ...  $ 2,500  $  2,573,200
Harrisburg, PA,
  Authority Water Rev.,
  FGIC, 7.32s,
  2015[dbldag][dbldag] ...    2,000     2,203,180
New York City, NY,
  Municipal Water Finance
  Authority, Water & Sewer
  Systems Rev., FSA,
  5.375s, 2026 ...........    1,100     1,089,815
                                     ------------
                                     $  5,866,195
                                     ------------
Other -- 3.8%
Colorado Postsecondary
  Educational Facilities
  Authority Rev.
  (Colorado Ocean Journey
  Inc.), 8.3s, 2017 ......  $ 1,500  $  1,662,960
Dade County, FL,
  Special Obligation Rev.,
  AMBAC, 0s, 2032  .......   15,080     1,843,379
Danville, VA,
  Industrial Development
  Rev. (Piedmont Mall),
  8s, 2017 ...............    5,795     6,029,002
District of Columbia
  (National Public Radio),
  7.7s, 2023 .............    2,500     2,724,550
St. Louis County, MO,
  Industrial Development
  Authority (Kiel Center
  Arena), 7.875s, 2024 ...      300       325,350
                                     ------------
                                     $ 12,585,241
                                     ------------
  Total Municipal Bonds (Identified
   Cost, $296,397,298) ...........   $320,314,143
                                     ------------


                        Principal Amount
Issuer                   (000 Omitted)    Value

Floating Rate Demand Notes -- 0.9%
Burke County, GA,
  Development Authority,
  Pollution Control Rev.
  (Georgia Power),
  due 04/01/32 ...........  $   200  $    200,000
Heard County, GA,
  Development Authority,
  Pollution Control Rev.
  (Georgia Power Co.),
  due 09/01/29 ...........    1,000     1,000,000
Jackson County, MS,
  Pollution Control Rev.
  (Chevron USA, Inc.),
  due 06/01/23 ...........      100       100,000
Lincoln County, WY,
  Pollution Control Rev.
  (Exxon), due 11/01/14         100       100,000
Uinta County, WY,
  Pollution Control Rev.
  (Chevron), due 08/15/20     1,310     1,310,000
Uinta County, WY,
  Pollution Control Rev.
  (Chevron), due 12/01/22       200       200,000
Valdez, AK,
  Marine Terminal Rev.
  (Exxon Pipeline Co.),
  due 10/01/25 ...........      100       100,000
                                     ------------
  Total Floating Rate
  Demand Notes, at
   Amortized Cost  ..................$  3,010,000
                                     ------------
  Total Investments
   (Identified Cost,
    $299,407,298) ...................$323,324,143
------------------------
Other Assets,
 Less Liabilities -- 1.8% ...........   5,957,759
                                     ------------
   Net assets -- 100.0%              $329,281,902
                                     ============

** Non-income producing security -- in default.
+ Restricted security.
[sec] Indexed security.
[sec][sec] When-issued security. At October 31, 1997, the Trust had sufficient cash and/or securities at least equal to the value of the when-issued security. [dbldag] Security valued by or at the direction of the Trustees.
[dbldag][dbldag] Inverse floating rate security.

                       See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1997


Assets:
  Investments, at value (identified cost, $299,407,298)  ......  $ 323,324,143
  Cash   ......................................................         46,399
  Receivable for investments sold   ...........................        813,597
  Interest receivable   .......................................      6,725,966
  Other assets ................................................          2,893
                                                                 -------------
     Total assets .............................................  $ 330,912,998
                                                                 -------------
Liabilities:
  Distributions payable .......................................  $     263,002
  Payable for when-issued investments purchased ...............      1,000,000
  Payable to affiliates --
   Management fee .............................................          8,226
   Transfer and dividend disbursing agent fees  ...............          9,657
   Administrative fee   .......................................            136
  Accrued expenses and other liabilities  .....................        350,075
                                                                 -------------
     Total liabilities  .......................................  $   1,631,096
                                                                 -------------
Net assets  ...................................................  $ 329,281,902
                                                                 =============
Net assets consist of:
  Paid-in capital .............................................  $ 352,467,019
  Unrealized appreciation on investments  .....................     23,916,845
  Accumulated net realized loss on investments  ...............    (48,118,685)
  Accumulated undistributed net investment income  ............      1,016,723
                                                                 -------------
     Total  ...................................................  $ 329,281,902
                                                                 =============
Shares of beneficial interest outstanding:   ..................     38,679,644
                                                                ==============
Net asset value per share (net assets [divided by]
 shares of beneficial interest outstanding) ...................  $        8.51
                                                                ==============

Statement of Operations -- Year Ended October 31, 1997

Net investment income:
  Interest income .............................................  $  27,403,828
                                                                 -------------
  Expenses --
   Management fee .............................................  $   3,031,601
   Trustees' compensation  ....................................        132,740
   Administrative fee   .......................................         32,742
   Transfer and dividend disbursing agent fee   ...............        114,829
   Custodian fee  .............................................        141,904
   Postage  ...................................................         37,734
   Auditing fees  .............................................         36,349
   Printing ...................................................         33,045
   Legal fees  ................................................         19,931
   Miscellaneous  .............................................        270,871
                                                                 -------------
     Total expenses  ..........................................  $   3,851,746
   Fees paid indirectly .......................................        (41,764)
                                                                 -------------
     Net expenses .............................................  $   3,809,982
                                                                 -------------
      Net investment income   .................................  $  23,593,846
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions
    (identified cost basis)   .................................  $ (15,621,735)
  Change in unrealized appreciation on investments ............     14,018,262
                                                                 -------------
   Net realized and unrealized loss on investments ............  $  (1,603,473)
                                                                 -------------
    Increase in net assets from operations   ..................  $  21,990,373
                                                                 =============

                       See notes to financial statements

Statement of Changes in Net Assets


Increase (decrease) in net assets:                                                          YearEnded October 31,
                                                                                   ---------------------------------
From operations --                                                                     1997               1996
                                                                                   ------------       ------------
 Net investment income .........................................................    $  23,593,846      $  24,777,694
 Net realized loss on investments  .............................................      (15,621,735)        (7,965,614)
 Net unrealized gain (loss) on investments  ....................................       14,018,262         (1,546,763)
                                                                                   --------------     --------------
  Increase in net assets from operations .......................................    $  21,990,373      $  15,265,317
                                                                                   --------------     --------------
Distributions declared to shareholders from net investment income   ............    $ (24,833,070)     $ (25,186,035)
                                                                                   --------------     --------------
Net increase in net assets from Trust share transactions   .....................    $   3,494,657      $   3,565,996
                                                                                   --------------     --------------
  Total increase (decrease) in net assets   ....................................    $     651,960      $  (6,354,722)
Net assets:
 At beginning of period   ......................................................      328,629,942        334,984,664
                                                                                   --------------     --------------
 At end of period (including accumulated undistributed net investment income of
  $1,016,723 and $1,552,918, respectively)  ....................................    $ 329,281,902      $ 328,629,942
                                                                                   ==============     ==============

Financial Highlights


                                                                          Year Ended October 31,
Per share data (for a share outstanding             ----------------------------------------------------------------
throughout each period):                              1997         1996         1995          1994           1993
                                                    ----------   ----------   -----------   ------------   ---------
Net asset value -- beginning of period  .........   $  8.58      $  8.84       $   8.73      $    9.04      $   8.78
                                                    --------     --------      --------      ---------      --------
Income from investment operations# --
 Net investment income   ........................   $  0.61      $  0.66       $   0.68      $    0.68      $   0.75
 Net realized and unrealized gain (loss)
  on investments   ..............................    ( 0.03)      ( 0.26)          0.13         ( 0.29)         0.21
                                                    --------     --------      --------      ---------      --------
  Total from investment operations   ............   $  0.58      $  0.40       $   0.81      $    0.39      $   0.96
                                                    --------     --------      --------      ---------      --------
Less distributions declared to shareholders from
 net investment income   ........................   $ (0.65)     $ (0.66)      $  (0.70)     $   (0.70)     $  (0.70)
                                                    --------     --------      --------      ---------      --------
Net asset value -- end of period  ...............   $  8.51      $  8.58       $   8.84      $    8.73      $   9.04
                                                    ========     ========      ========      =========      ========
Per share market value -- end of period .........   $  9.06      $  9.38       $   9.50      $    9.13      $  10.00
                                                    ========     ========      ========      =========      ========
Total return ....................................     3.90%        4.50%         12.57%       ( 1.47)%        10.95%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ....................................     1.19%        1.24%          1.33%          1.31%         1.33%
 Net investment income   ........................     7.26%        7.47%          7.66%          7.58%         7.55%
Portfolio turnover ..............................       21%          13%            14%            22%           14%
Net assets at end of period (000 omitted)  ......  $329,282     $328,630       $334,985      $ 327,193      $335,256


                                                                          Year Ended October 31,
Per share data (for a share outstanding             ----------------------------------------------------------------
throughout each period):                              1992         1991         1990           1989          1988
                                                    ----------   ----------   ------------   -----------   ---------
Net asset value -- beginning of period  .........   $  8.94      $  9.02       $    9.44      $   9.22      $   8.67
                                                    --------     --------      ---------      --------      --------
Income from investment operations --
 Net investment income   ........................   $  0.73      $  0.70       $    0.75      $   0.76      $   0.75
 Net realized and unrealized gain (loss)
  on investments   ..............................    ( 0.17)      ( 0.05)         ( 0.41)         0.22          0.54
                                                    --------     --------      ---------      --------      --------
  Total from investment operations   ............   $  0.56      $  0.65       $    0.34      $   0.98      $   1.29
                                                    --------     --------      ---------      --------      --------
Less distributions declared to shareholders from
 net investment income   ........................   $ (0.72)     $ (0.73)      $   (0.76)     $  (0.76)     $  (0.74)
                                                    --------     --------      ---------      --------      --------
Net asset value -- end of period  ...............   $  8.78      $  8.94       $    9.02      $   9.44      $   9.22
                                                    ========     ========      =========      ========      ========
Per share market value -- end of period .........   $  9.00      $  9.25       $    8.38      $   9.88      $   9.88
                                                    ========     ========      =========      ========      ========
Total return ....................................     5.34%       19.88%         (7.87)%         8.32%        26.11%
Ratios (to average net assets)/Supplemental data:
 Expenses .......................................     1.34%        1.27%           1.21%         1.28%         1.25%
 Net investment income   ........................     8.17%        7.79%           8.07%         8.15%         8.35%
Portfolio turnover ..............................       17%          21%             19%           16%           37%
Net assets at end of period (000 omitted)  ......  $323,060     $325,077       $ 325,767      $338,461      $327,193

 # Per share data for the periods subsequent to October 31, 1992, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.


(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Indexed Securities -- The Trust may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $703,029 and $28,721 were reclassified to accumulated undistributed net investment income and paid-in capital, respectively, from accumulated net realized loss on investments. This change had no effect on the net assets or net asset value per share.

At October 31, 1997, the Trust, for federal tax purposes, had a capital loss carryforward of $48,084,642, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 1999, ($1,898,227), October 31, 2000, ($4,765,334),
October 31, 2001, ($3,636,033), October 31, 2002, ($7,977,644), October 31,
2003, ($4,513,979), October 31, 2004, ($8,774,606), and October 31, 2005,
($16,518,819).


(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets and 6.32% of investment income.

Administrator -- Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion:


    First $1 billion   ............   0.0150%
    Next $1 billion ...............   0.0125%
    Next $1 billion ...............   0.0100%
    In excess of $3 billion  ......   0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $37,140 for the year ended October 31, 1997.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend service fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.


(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $70,698,631 and $64,873,281, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

    Aggregate cost  .....................    $299,407,298
                                             ============
    Gross unrealized appreciation  ......    $ 28,430,537
    Gross unrealized depreciation  ......      (4,513,692)
                                             ------------
     Net unrealized appreciation   ......    $ 23,916,845
                                             ============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                                           Year Ended October
                                                                                    31,
                                                                           -------------------
                                                                            1997        1996
    ------------------------------------------------------------------------------------------
    Shares issued to shareholders in reinvestment of distributions   ...   390,535     397,857
                                                                           =======     =======

(6) Quarterly Financial Information (Unaudited)


                                                                         Net Realized and       Net Increase in Net
                                                                    Unrealized Gain (Loss)         Assets Resulting
                     Investment Income    Net Investment Income            on Investments           from Operations
                   ---------------------- ---------------------- ---------------------------- ---------------------
                                  Per                    Per                        Per                      Per
Fiscal 1997          Amount      Share      Amount      Share       Amount         Share        Amount      Share
------------------ ------------- -------- ------------- -------- ---------------- ----------- ------------- -------
January 31  ......  $ 7,040,572   $ 0.18   $ 5,971,154   $ 0.16   $ (4,767,479)    $  (0.13)   $ 1,203,675   $ 0.03
April 30 .........    6,702,080     0.18     5,740,068     0.15     (4,657,332)       (0.12)     1,082,736     0.03
July 31  .........    6,951,448     0.18     5,917,601     0.15      5,581,480         0.14     11,499,081     0.29
October 31  ......    6,709,728     0.17     5,965,023     0.15      2,239,858         0.08      8,204,881     0.23
                      ---------    -----     ---------    -----     ----------       ------     ----------    -----
                    $27,403,828   $ 0.71   $23,593,846   $ 0.61   $ (1,603,473)    $  (0.03)   $21,990,373   $ 0.58
                    ===========   ======   ===========   ======   ============     ========    ===========   ======
Fiscal 1996
-------------------
January 31  ......  $ 7,161,282   $ 0.18   $ 6,101,655   $ 0.16   $ (4,112,032)    $  (0.11)   $ 1,989,623   $ 0.05
April 30 .........    7,213,357     0.19     6,167,967     0.16     (1,580,129)       (0.03)     4,587,838     0.13
July 31  .........    7,265,805     0.20     6,305,036     0.17     (3,006,927)       (0.08)     3,298,109     0.09
October 31  ......    7,227,530     0.20     6,203,036     0.17       (813,289)       (0.04)     5,389,747     0.13
                    -----------   ------   -----------   ------   ------------     --------    -----------   ------
                    $28,867,974   $ 0.77   $24,777,694   $ 0.66   $ (9,512,377)    $  (0.26)   $15,265,317   $ 0.40
                    ===========   ======   ===========   ======   ============     ========    ===========   ======

(7) Line of Credit

The Trust and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1997, was $ 2,720.


(8) Restricted Securities

The Trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Trust owned the following restricted securities (constituting 5.75% of total assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.



                                                                                     Date of
Description                                                                      Acquisition
--------------------------------------------------------------------------------------------
Dade County FL, Housing Finance Agency, Multi-Family Housing Rev.
 (Blackstone), 8.375s, 2002                                                         4/22/94
Dade County FL, Housing Finance Agency, Multi-Family Housing Rev.
 (Silverblue), 8.375s, 2002                                                         4/22/94
Daphne, AL, Special Care Facilities
 Financing Authority (Westminster Village), 8.25s, 2026                            10/28/88
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.),
 10.25s, 2009                                                                      12/10/86
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.), 11s, 2012      2/05/88
Hannibal, MO, Industrial Development Authority (Hannibal Regional Healthcare),
 9.5s, 2022                                                                         8/28/92



                                                                                  Principal
Description                                                                      Amount             Cost         Value
----------------------------------------------------------------------------------------------------------------------
Dade County FL, Housing Finance Agency, Multi-Family Housing Rev.
 (Blackstone), 8.375s, 2002                                                       $5,466,500   $5,466,500  $ 5,636,235
Dade County FL, Housing Finance Agency, Multi-Family Housing Rev.
 (Silverblue), 8.375s, 2002                                                        3,887,500    3,887,500    4,008,207
Daphne, AL, Special Care Facilities
 Financing Authority (Westminster Village), 8.25s, 2026                              500,000      500,186      455,585
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.),
 10.25s, 2009                                                                      6,410,000    6,281,798    6,439,165
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.), 11s, 2012       650,000      601,250      652,919
Hannibal, MO, Industrial Development Authority (Hannibal Regional Healthcare),
 9.5s, 2022                                                                        1,500,000    1,485,667    1,844,895
                                                                                                           -----------
                                                                                                           $19,037,006
                                                                                                           ===========

Independent Auditors' Report

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 5, 1997

[Back cover]

MFS(R) Municipal Income Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(2)
Private Investor

Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(2)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)

Portfolio Manager
Cynthia M. Brown*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.



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